                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2002


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

          Missouri                     1-16681                 74-2976504
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 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

    720 Olive Street        St. Louis, Missouri               63101
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)

Item 7.           Exhibits.

         See the Index to Exhibits.


Item 9.           Regulation F.D.

         On November 8, 2002, the Company issued its news release attached as Exhibit 1.

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LACLEDE GROUP, INC.
                                        (Registrant)



                                       By: /s/ Douglas H. Yaeger
                                           ------------------------------------
                                           Douglas H. Yaeger
                                           Chairman of the Board, President
                                              And Chief Executive Officer



November 8, 2002
     (Date)

                              Index to Exhibits


Exhibit No.
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   1              The Laclede Group, Inc. news release dated November 8, 2002.